                                                                     EXHIBIT 4.2

                       INTERNATIONAL SPEEDWAY CORPORATION

                           5.40% SENIOR NOTES DUE 2014

                        ---------------------------------

                                    INDENTURE

                           Dated as of April 23, 2004

                        ---------------------------------

                       Wachovia Bank, National Association

                                     Trustee

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
Act Section                                                    Indenture Section

(S)      310    (a)(1).......................................................609
                (a)(2).......................................................609
                (a)(3)............................................Not Applicable
                (a)(4)............................................Not Applicable
                (b)   ..................................................608, 610
(S)      311    (a)   .......................................................613
                (b)   .......................................................613
(S)      312    (a)   ..................................................701, 702
                (b)   .......................................................702
                (c)   .......................................................702
(S)      313    (a)   .......................................................703
                (b)   .......................................................703
                (c)   .......................................................703
                (d)   .......................................................703
(S)      314    (a)   .......................................................704
                (a)(4).................................................101, 1004
                (b)   ............................................Not Applicable
                (c)(1).......................................................102
                (c)(2).......................................................102
                (c)(3)............................................Not Applicable
                (d)   ............................................Not Applicable
                (e)   .......................................................102
(S)      315    (a)   .......................................................601
                (b)   .......................................................602
                (c)   .......................................................601
                (d)   .......................................................601
                (e)   .......................................................514
(S)      316    (a)   .......................................................101
                (a)(1)(A)...............................................502, 512
                (a)(1)(B)....................................................513
                (a)(2)............................................Not Applicable
                (b)   .......................................................508
                (c)   .......................................................104
(S)      317    (a)(1).......................................................503
                (a)(2).......................................................504
                (b)   ......................................................1003
(S)      318    (a)   .......................................................107

--------------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                   ARTICLE I
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


Section 101.   Definitions.............................................................................1
Section 102.   Compliance Certificates and Opinions...................................................11
Section 103.   Form of Documents Delivered to Trustee.................................................11
Section 104.   Acts of Holders; Record Dates..........................................................12
Section 105.   Notices, Etc., to Trustee and Company..................................................14
Section 106.   Notice to Holders; Waiver..............................................................14
Section 107.   Conflict with Trust Indenture Act......................................................14
Section 108.   Effect of Headings and Table of Contents...............................................14
Section 109.   Successors and Assigns.................................................................15
Section 110.   Separability Clause....................................................................15
Section 111.   Benefits of Indenture..................................................................15
Section 112.   Governing Law..........................................................................15
Section 113.   Legal Holidays.........................................................................15

                                                ARTICLE II
                                              FORM OF NOTES

Section 201.   Form Generally.........................................................................15
Section 202.   Form of Face of Note...................................................................16
Section 203.   Form of Reverse of Note................................................................18
Section 204.   Form of Legend for Global Notes and Schedule of Exchanges of
               Interests in the Global Note...........................................................20
Section 205.   Legends................................................................................21
Section 206.   Form of Trustee's Certificate of Authentication........................................22
Section 207.   Form of Assignment.....................................................................22

                                               ARTICLE III
                                                THE NOTES

Section 301.   Amount.................................................................................23
Section 302.   Denominations..........................................................................23
Section 303.   Execution, Delivery and Dating.........................................................23

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    PAGE

Section 304.   Temporary Note.........................................................................24
Section 305.   Registration; Registrar and Paying Agent; Registration of Transfer
               and Exchange...........................................................................24
Section 306.   Mutilated, Destroyed, Lost and Stolen Notes............................................27
Section 307.   Payment of Interest; Additional Interest; Interest Rights Preserved....................28
Section 308.   Persons Deemed Owners..................................................................29
Section 309.   Cancellation...........................................................................29
Section 310.   Computation of Interest................................................................29
Section 311.   CUSIP Number...........................................................................29
Section 312.   Special Transfer Provisions............................................................30

                                                ARTICLE IV
                                        Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture................................................33
Section 402.   Application of Trust Money.............................................................34

                                                ARTICLE V
                                                 REMEDIES

Section 501.   Events of Default......................................................................34
Section 502.   Acceleration of Maturity; Rescission and Annulment.....................................35
Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee........................36
Section 504.   Trustee May File Proofs of Claim.......................................................37
Section 505.   Trustee May Enforce Claims Without Possession of the Notes.............................37
Section 506.   Application of Money Collected.........................................................37
Section 507.   Limitation on Suits....................................................................38
Section 508.   Unconditional Right of Holders to Receive Payment......................................38
Section 509.   Restoration of Rights and Remedies.....................................................39
Section 510.   Rights and Remedies Cumulative.........................................................39
Section 511.   Delay or Omission Not Waiver...........................................................39

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    PAGE

Section 512.   Control by Holders.....................................................................39
Section 513.   Waiver of Past Defaults................................................................39
Section 514.   Undertaking for Costs..................................................................40
Section 515.   Waiver of Usury, Stay or Extension Laws................................................40

                                                ARTICLE VI
                                               THE TRUSTEE

Section 601.   Certain Duties and Responsibilities....................................................40
Section 602.   Notice of Defaults.....................................................................41
Section 603.   Certain Rights of Trustee..............................................................41
Section 604.   Not Responsible for Recitals or Issuance of the Notes..................................42
Section 605.   May Hold Notes.........................................................................42
Section 606.   Money Held in Trust....................................................................42
Section 607.   Compensation and Reimbursement.........................................................42
Section 608.   Conflicting Interests..................................................................43
Section 609.   Corporate Trustee Required; Eligibility................................................43
Section 610.   Resignation and Removal; Appointment of Successor......................................43
Section 611.   Acceptance of Appointment by Successor.................................................44
Section 612.   Merger, Conversion, Consolidation or Succession to Business............................45
Section 613.   Preferential Collection of Claims Against Company......................................45
Section 614.   Appointment of Authenticating Agent....................................................45

                                               ARTICLE VII
                            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.   Company to Furnish Trustee Names and Addresses of Holders..............................47
Section 702.   Preservation of Information; Communications to Holders.................................47
Section 703.   Reports by Trustee.....................................................................47
Section 704.   Reports by Company.....................................................................48

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    PAGE

                                               ARTICLE VIII
                                                SUCCESSORS

Section 801.   Merger, Consolidation, or Sale of Assets...............................................48
Section 802.   Successor Substituted..................................................................49

                                                ARTICLE IX
                                         SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures Without Consent of Holders.....................................49
Section 902.   Supplemental Indentures With Consent of Holders........................................50
Section 903.   Execution of Supplemental Indentures...................................................51
Section 904.   Effect of Supplemental Indentures......................................................51
Section 905.   Conformity with Trust Indenture Act....................................................51
Section 906.   Reference in Notes to Supplemental Indentures..........................................51

                                                ARTICLE X
                                                COVENANTS

Section 1001.  Payment of Notes.......................................................................52
Section 1002.  Maintenance of Office or Agency........................................................52
Section 1003.  Money for Note Payments to Be Held in Trust............................................52
Section 1004.  Statement by Officers as to Default....................................................53
Section 1005.  Existence..............................................................................53
Section 1006.  Maintenance of Properties..............................................................54
Section 1007.  Payment of Taxes and Other Claims......................................................54
Section 1008.  Limitation on Liens....................................................................54
Section 1009.  Limitations on Sale and Leaseback Transactions.........................................56
Section 1010.  Additional Note Guarantees.............................................................57
Section 1011.  Waiver of Certain Covenants............................................................57

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    PAGE

                                                ARTICLE XI
                                           REDEMPTION OF NOTES

Section 1101.  Applicability of Article; Redemption Price.............................................58
Section 1102.  Election to Redeem; Notice to Trustee..................................................58
Section 1103.  Selection by Trustee of Notes to Be Redeemed...........................................58
Section 1104.  Notice of Redemption...................................................................58
Section 1105.  Deposit of Redemption Price............................................................59
Section 1106.  Notes Payable on Redemption Date.......................................................59
Section 1107.  Notes Redeemed in Part.................................................................60

                                               ARTICLE XII
                                             NOTE GUARANTEES

Section 1201.  Note Guarantees........................................................................60
Section 1202.  Execution and Delivery of Note Guarantee...............................................62
Section 1203.  Severability...........................................................................62
Section 1204.  Limitation of Guarantor's Liability....................................................61
Section 1205.  Releases...............................................................................62
Section 1206.  Benefits Acknowledged..................................................................63
Section 1207.  Contribution...........................................................................63
Section 1208.  Waiver of Subrogation..................................................................63

                                               ARTICLE XIII
                                    DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.  Company's Option to Effect Defeasance or Covenant Defeasance...........................64
Section 1302.  Defeasance and Discharge...............................................................64
Section 1303.  Covenant Defeasance....................................................................64
Section 1304.  Conditions to Defeasance or Covenant Defeasance........................................65
Section 1305.  Deposited Money and U.S. Government Obligations to Be Held in
               Trust; Miscellaneous Provisions........................................................66

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    PAGE

Section 1306.  Reinstatement..........................................................................67

                                    INDENTURE

INDENTURE, dated as of April 23, 2004, between International Speedway Corporation, a corporation organized and existing under the laws of the State of Florida (herein called the "Company"), having its principal executive office at 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114, the Guarantors named on the signature pages hereto (collectively, the "Guarantors"), and Wachovia Bank, National Association, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                                    Recitals

      The Company, the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes (as defined herein):

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

      (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

      (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "144A Global Note" means one or more Global Notes bearing the Private Placement Legend that will be issued in an aggregate principal amount of denominations equal in total to the outstanding principal amount of Notes sold in reliance on Rule 144A.

      "144A Global Note Legend" shall have the meaning specified in Section 205(B).

      "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

      "Additional Assets" means (i) any property or assets (other than indebtedness and Capital Stock) in a Related Business, including improvements to existing assets, used by the Company or a Restricted Subsidiary in a Related Business; (ii) Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; provided, however, that any such Restricted Subsidiary is primarily engaged in a Related Business; (iii) Capital Stock constituting an additional equity interest in any Person that at such time is a Restricted Subsidiary that is not a wholly-owned subsidiary; or (iv) the costs of improving or developing any property owned by the Company or a Restricted Subsidiary that is used in a Related Business.

      "Additional Interest" means all additional interest then owing pursuant to
Section 4 of the Registration Rights Agreement.

      "Additional Notes" means Notes issued and authenticated in accordance with clause (ii) of Section 301.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Attributable Debt" means, in respect of a Sale and Leaseback Transaction and as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease involved in such Sale and Leaseback Transaction, as determined in good faith by the Company) of the obligation of the lessee thereunder for net rental payments (excluding, however, any amounts required to be paid by such lessee, whether or not designated as rent or additional rent, on account of maintenance and repairs, services, insurance, taxes, assessments, water rates or similar charges or any amounts required to be paid by such lessee thereunder contingent upon monetary inflation or the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges) during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate the Notes.

      "Authentication Order" shall have the meaning specified in Section 301.

      "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for relief of debtors.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

      "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

      "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

      "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations (as defined below) for such Redemption Date, after excluding the highest and lowest such Referenced Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

      "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, and (b) all current liabilities, all as reflected in the Company's most recent consolidated balance sheet contained in the Company's most recent consolidated financial statements filed with the Commission prior to the time as of which "Consolidated Net Tangible Assets" shall be determined.

      "Corporate Trust Office" means the designated corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, presently such office is 225 Water Street, 3rd Floor, Jacksonville, Florida 32202, Attn: Corporate Trust Department.

      "Corporation" means any corporation, partnership, joint venture, association, joint stock company, business trust, trust, unincorporated organization, limited liability company or other entity.

      "Covenant Defeasance" has the meaning specified in Section 1303.

      "Credit Facility" means the debt facility pursuant to that certain Credit Agreement among the Company, certain Subsidiaries of the Company, the Lenders parties thereto, Wachovia Bank, National Association, as Administrative Agent, Citicorp North America, Inc., as Syndicate Agent and SunTrust Bank, as Documentation Agent, dated as of September 12, 2003 and amended on the date hereof, as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

      "Custodian" means Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

      "Debt" means with respect to any Person, any indebtedness of such Person: in respect of borrowed money; evidenced by bonds, notes, debentures, or similar instruments or letters of credit (or reimbursement agreements in respect thereof); in respect of bankers acceptances; representing capital lease obligations; in respect of the balance deferred and unpaid of the bargained for consideration or purchase price in respect of the acquisition of any property, except such balance that constitutes an accrued expense or trade payable; or representing obligations under interest rate swap, cap or collar agreements or other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Defeasance" has the meaning specified in Section 1302.

      "Depositary" means, with respect to the Notes issuable or issued in whole or in part in the form of one or more Global Notes, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by Section 305.

      "Distribution Compliance Period" means the 40-day restricted period as defined in Regulation S.

      "Event of Default" has the meaning specified in Section 501.

      "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

      "Exchange Notes" means Notes issued in accordance with the Registration Rights Agreement having substantially identical terms to the Initial Notes (except that the Exchange Notes will not contain restrictions on transfer or provide for additional interest in the event of certain defaults under the Registration Rights Agreement) and which are registered under the Securities Act

      "Exchange Offer" means an exchange offer that may be made by the Company, pursuant to the Registration Rights Agreement, to exchange for any and all the Initial Notes, a like aggregate principal amount of Exchange Notes.

      "Expiration Date" has the meaning specified in Section 104.

      "Global Note" means each Note that evidences all or part of the Notes and bears any legend required hereby.

      "Guarantee" means any guarantee of all or any part of any indebtedness other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof.

      "Guarantors" means each of:

                  (1) the Company's Subsidiaries existing on the date of this
            Indenture that have executed this Indenture; and

                  (2) any other Subsidiary that executes a Note Guarantee in accordance with the provisions of this Indenture;

            and their respective successors and assigns.

      "Holder" means a Person in whose name a Note is registered.

      "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

      "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

      "Initial Notes" means $150,000,000 aggregate principal amount of the Company's 5.40% Senior Notes due 2014 issued on the date hereof.

      "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on such Note.

      "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

      "Lien" means any mortgage, pledge, security interest, lien or other encumbrance.

      "Maturity", when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Non-U.S. person" means a person who is not a U.S. Person, as defined in Regulation S.

      "Notes" means any Notes authenticated and delivered under this Indenture, including, without limitation, Initial Notes, Exchange Notes and Additional Notes.

      "Note Guarantee" means a Guarantee of the Notes by a Guarantor.

      "Notice of Default" means a written notice of the kind specified in
Section 501(4) or 501(5).

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

      "Outstanding", when used with respect to the Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (1) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Notes for whose payment or redemption money in the
            necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Notes as to which Defeasance has been effected pursuant to
            Section 1302; and

                  (4) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on, or any Additional Interest with respect to, any Notes on behalf of the Company.

      "Permanent Regulation S Global Note" means one or more permanent Global Notes bearing the Private Placement Legend, that will be issued in an aggregate principal amount of denominations equal in total to the outstanding principal amount of the Temporary Regulation S Global Note upon expiration of the Distribution Compliance Period.

      "Person" means any individual, Corporation or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Notes, means the place or places where the principal of and any premium and interest on, or any Additional Interest with respect to, the Notes are payable as specified as contemplated by Section 305.

      "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

      "Principal Property" means any single racetrack facility or business unit located within the United States of America (other than its territories and possessions) and owned or operated by, or leased to, the Company or any Subsidiary, the book value of the property and equipment of which (as shown, net of depreciation, on the books of the owner or owners thereof) is not less than 4% of the Consolidated Net Tangible Assets as shown on the most recent consolidated financial statements of the Company filed with the Commission, except (a) any such facility (i) owned or operated or leased jointly or in common with one or more Persons other than the Company and its Subsidiaries, in which the interest of the Company and its Subsidiaries does not exceed 50%, or
(ii) which the Board of Directors determines by Board Resolution in good faith is not of material importance to the total business conducted, or assets owned, by the Company and its Subsidiaries as an entirety, or (b) any portion of any such facility which the Board of Directors determines by Board Resolution in good faith not to be of material importance to the use or operation thereof.

      "Private Placement Legend" shall have the meaning specified in Section 205(A).

      "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

      "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Reference Treasury Dealer" means each of Banc One Capital Markets, Inc. and at least one other primary U.S. Government securities dealer in New York City selected by Wachovia Capital Markets, LLC, and its successors, with written notice to the Trustee. If any Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer in New York City, the Company will designate in writing to the Trustee another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

      "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealers and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealers, at 5:00 p.m., New York City time, on the third business day preceding that Redemption Date.

      "Register of Notes" shall have the meaning specified in Section 305.

      "Registrar" shall have the meaning specified in Section 305.

      "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date of this Indenture, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Notes means March 31, or September 30 next preceding the applicable Interest Payment Date.

      "Regulation S" means Regulation S under the Securities Act.

      "Regulation S Global Note" means the Permanent Regulation S Global Note or the Temporary Regulation S Global Note, as applicable.

      "Related Business" means any business related, ancillary or complementary (as determined in good faith by the Board of Directors) to the business of the Company and its Restricted Subsidiaries on the date of this Indenture.

      "Remaining Scheduled Payments" means, with respect to the Notes to be redeemed, the remaining scheduled payments of principal of and interest on those Notes that would be due after the related Redemption Date but for that redemption; provided, however, that if such Redemption Date is not an Interest Payment Date with respect to the Notes to be redeemed, the amount of the next succeeding scheduled interest payment on those Notes will be reduced by the amount of interest accrued on such Notes to such Redemption Date.

      "Resale Restriction Termination Date" means, (i) in the case of Notes sold under Rule 144A, the date that is two years and (ii) in the case of Notes sold under Regulation S, the date that is 40 days, after the later of the date hereof and the last date that either the Company or any affiliate of the Company (as defined in Rule 144 under the Securities Act) was the owner of such Notes.

      "Restricted Security" shall have the meaning specified in Rule 144 of the Securities Act.

      "Restricted Subsidiary" means any Subsidiary substantially all the property of which is located, or substantially all of the business of which is carried on, within the United States of America (other than its territories and possessions) which shall at the time, directly or indirectly through one or more Subsidiaries or in combination with one or more other Subsidiaries, own, operate or be a lessee of a Principal Property.

      "Rule 144A" means Rule 144A under the Securities Act.

      "Sale and Leaseback Transaction" has the meaning specified in Section
1009.

      "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity", when used with respect to any Note or any installment of principal thereof or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

      "Subsidiary" means as to any Person, a Corporation or other entity of which the shares of stock or other ownership interests have ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Corporation or other entity are at the time owned, or management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. For purposes of this Indenture, all Subsidiaries are also Affiliates of the Company.

      "Temporary Regulation S Global Note" means one or more temporary Global Notes bearing the Private Placement Legend and the Temporary Regulation S Global Note Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

      "Temporary Regulation S Global Note Legend" shall have the meaning specified in Section 205(C).

      "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

      "U.S. Government Obligation" has the meaning specified in Section 1304.

      "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon: (x) a certificate of public officials; or (y) a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      The ownership of Notes shall be proved by the Register of Notes.

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

      The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (defined below) by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Notes in the manner set forth in Section 106.

      The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes in the manner set forth in Section 106.

      With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

      Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105. Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Chief Financial Officer.

Section 106. Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Register of Notes, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company, and by any Guarantors, shall bind their respective successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

      In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

      Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

      This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

Section 113. Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes (other than a provision of any Note which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, at the Stated Maturity.

                                   ARTICLE II

                                  Form of Notes

Section 201. Form Generally.

      The Notes shall be in substantially the form set forth in this Article, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such legends, letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof.

      The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Section 202. Form of Face of Note.

                       INTERNATIONAL SPEEDWAY CORPORATION

                      5.40% Senior Notes Due April 15, 2014

No. _________                                                       $150,000,000

      International Speedway Corporation, a corporation duly organized and existing under the laws of the State of Florida (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of ONE HUNDRED AND FIFTY MILLION DOLLARS ($150,000,000) on April 15, 2014, and to pay interest thereon and Additional Interest, if any, from April 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2004, at the rate of 4.20% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest and any Additional Interest, which is overdue shall bear interest at the rate of 0.25% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The Company's obligation to pay interest hereunder shall include post-petition interest in any proceeding under any Bankruptcy Law. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 31 or September 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of (and premium and Additional Interest, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose within or without the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided, however, that at the option of the Company payment of interest and Additional

Interest, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register of Notes.

      Event Equipment Leasing, Inc., a Florida corporation, Event Support Corporation, a Florida corporation, North American Testing Company, a Florida corporation, ISC Properties, Inc., a Florida corporation, Great Western Sports, Inc., an Arizona corporation, Phoenix Speedway Corp., a Delaware corporation, Watkins Glen International, Inc., a Delaware corporation, Americrown Service Corporation, a South Carolina corporation, Chicago Holdings, Inc., a Nevada corporation, New York International Speedway Corp., a Delaware corporation, Miami Speedway Corp., a Nevada corporation, Michigan International Speedway, Inc., a Michigan corporation, Rocky Mountain Speedway Corporation, a Colorado corporation, California Speedway Corporation, a Delaware corporation, 88 Corp., a Delaware corporation, North Carolina Speedway, Inc., a North Carolina corporation, Pennsylvania International Raceway, Inc., a Pennsylvania corporation, Motorsports International Corp., a Pennsylvania corporation, ASC Holdings, Inc., a Kansas corporation, ASC Promotions, Inc., a Florida corporation, Darlington Raceway of South Carolina, LLC, a Delaware limited liability company, Daytona International Speedway, LLC, a Delaware limited liability company, HBP, Inc., a Delaware corporation, Homestead-Miami Speedway, LLC, a Delaware limited liability company, International Speedway, Inc., a Delaware corporation, ISC.com, LLC, a Delaware limited liability company, ISC Publications, Inc., a Florida corporation, Kansas Speedway Corporation, a Kansas corporation, Kansas Speedway Development Corp, a Kansas Corporation, Leisure Racing, Inc., a Delaware corporation, Motor Racing Network, Inc., a Florida corporation, Motorsports Acceptance Corporation, a Delaware corporation, Richmond International Raceway, Inc., a Delaware corporation, Southeastern Hay & Nursery, Inc., a Florida corporation and Talladega Superspeedway, LLC, a Delaware limited liability company (collectively, the "Guarantors," which term includes any successors under the Indenture herein after referred to and any Subsidiary of the Company that provides a Note Guarantee pursuant to the Indenture), have jointly and severally, fully and unconditionally guaranteed the payment of the principal of, premium and interest on, and Additional Interest, if any, with respect to, the Notes.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      In Witness Whereof, the Company has caused this instrument to be executed by its duly authorized officer.

Dated:  April 23, 2004       INTERNATIONAL SPEEDWAY CORPORATION

                                 By:
                                 Name:
                                 Title:

Section 203. Form of Reverse of Note.

      This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture, dated as of April 23, 2004 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company, the Guarantors named in the signature pages thereto and Wachovia Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee, and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general obligations of the Company.

      The Notes are subject to redemption upon not less than 30 days' and not more than 60 days' notice by mail at any time or from time to time, as a whole or in part, at the election of the Company, at Redemption Prices equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed, discounted, on a semiannual basis (assuming a 360-day consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 20 basis points. All accrued and unpaid interest on the Notes to be redeemed shall be paid to the Redemption Date but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

      In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

      If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and provided to the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes at the time Outstanding a direction inconsistent with such request, and Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and provision of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of: (i) any payment of principal hereof or any premium or interest hereon or (ii) any payment of any Additional Interest with respect to this Note, on or after the respective due dates expressed herein or thereof.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on, and Additional Interest, if any, with respect to, this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Register of Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Notes are issuable only in registered form without coupons in minimum denominations of $1,000 and integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes shall have all the rights set forth in the Registration Rights Agreement dated as of April 23, 2004, among the Company and the other parties named on the signature pages thereof.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Form of Legend for Global Notes and Schedule of Exchanges of Interests in the Global Note.

      Every Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      Every Global Note authenticated and delivered hereunder shall contain a "Schedule of Exchanges of Interests in the Global Note" in form and substance satisfactory to the Company and the Trustee.

Section 205. Legends.

      (A) Each Note (including each Global Note) (and all Notes issued in exchange therefor or substitution thereof) that constitutes a "Restricted Security" under the Securities Act and the Regulations promulgated thereunder shall bear a legend ("Private Placement Legend") in substantially the following form:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS (IN THE CASE OF NOTES SOLD UNDER RULE
144A) OR 40 DAYS (IN THE CASE OF NOTES SOLD UNDER REGULATION S) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

EACH HOLDER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE INDENTURE, WHETHER OR NOT SUCH HOLDER SIGNED THE REGISTRATION RIGHTS AGREEMENT.

      (B) Each 144A Global Note shall bear the following legend (the "Rule 144A Legend"):

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      (C) Each Temporary Regulation S Global Note shall bear the following legend (the "Temporary Regulation S Global Note Legend"):

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

Section 206. Form of Trustee's Certificate of Authentication.

      The Trustee's certificates of authentication shall be in substantially the following form:

      This is one of the Notes referred to in the within-mentioned Indenture.

                  Wachovia Bank, National Association, As Trustee

                  By
                     Authorized Signatory

Section 207. Form of Assignment.

      Any Note constituting a Restricted Security shall have the Assignment Form set forth on Exhibit A attached to the Note. Any Note not constituting a Restricted Security shall have the Assignment Form set forth on Exhibit B attached to the Note.

                                   ARTICLE III

                                    The Notes

Section 301. Amount.

      The Trustee shall authenticate (i) on the date hereof, the Initial Notes in the aggregate principal amount not to exceed $_________, (ii) additional Notes with identical terms to the Initial Notes in an unlimited amount (so long as not otherwise prohibited by the terms of this Indenture) and (iii) Exchange Notes (x) in exchange for a like principal amount of Initial Notes or (y) in exchange for a like principal amount of Additional Notes in each case upon a written order of the Company in the form of a certificate of an Officer of the Company (an "Authentication Order"). Each such Authentication Order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes, Exchange Securities or Additional Notes and whether the Notes are to be issued as certificated Notes or Global Notes or such other information as the Trustee may reasonably request. In addition, with respect to authentication pursuant to clause (ii) of the first sentence of this paragraph, the first such Authentication Order from the Company shall be accompanied by an Officers' Certificate certifying compliance with the terms of this Indenture.

      All Notes issued under this Indenture shall be treated as a single class for all purposes under this Indenture. The Additional Notes shall bear any legend required by applicable law.

Section 302. Denominations.

      The Notes shall be issuable only in fully registered form without coupons, and only in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

Section 303. Execution, Delivery and Dating.

      The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, or by any other duly authorized officer. The signature of any of these officers on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      Each Note shall be dated the date of its authentication.

      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Note.

      Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes of such series upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such series and tenor.

Section 305. Registration; Registrar and Paying Agent; Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register of Notes (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Register of Notes") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

      The Company shall maintain an office or agency where the Notes may be presented for payment ("Paying Agent").

      The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

      The Company may appoint one or more co-Registrars and one or more additional Paying Agents, and the term "Registrar" includes any co-Registrar and the term "Paying Agent" includes any additional Paying Agent.

      The Company initially appoints the Trustee to act as the Paying Agent and to act as Custodian with respect to the Global Notes. The Corporate Trust Offices of the Trustee in New York, New York and Jacksonville, Florida shall be the initial "Places of Payment". The office of any additional Paying Agent shall also be a Place of Payment.

      Subject to the provisions of Clauses (1) - (7) of this Section 305, upon surrender for registration of transfer of any Notes at the office or agency of the Company in a Place of

Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of like tenor and aggregate principal amount.

      At the option of the Holder, Notes may be exchanged for other Notes of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      Each Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or its attorney duly authorized in writing, and shall also be accompanied by such certifications with respect to the transferee and the method by which the transferor elects to effect the transfer, as the Company and the Registrar shall require in their sole and absolute discretion.

      No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

      If the Notes are to be redeemed in part, the Company shall not be required
(A) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

      Any Holder of any Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Notes may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent) and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry.

      The provisions of Clauses (1), (2), (3), (4), (5), (6) and (7) below shall apply only to Global Notes:

                  (1) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture. Members of, or participants in, the

            Depositary ("Participants") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its Custodian, or under the Global Notes, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary, or impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                  (2) Transfers of the Global Notes shall be limited to
            transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in any Global Note may be transferred or exchanged for physical Notes in accordance with the rules and procedures of the Depositary and the provisions of Section 312. In addition, physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in any Global Note if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Note or has ceased to be a clearing agency registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary to issue physical Notes.

                  (3) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Note to beneficial owners pursuant to Clause (2) of this Section 305, the Registrar shall (if one or more physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more physical Notes of like tenor and amount.

                  (4) In connection with the transfer of the entire Global Note to beneficial owners pursuant to Clause (2) of this Section 305, the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Notes Registered of authorized denominations.

                  (5) Any Note Registered constituting a Restricted Security delivered in exchange for an interest in the Global Note pursuant to Clauses (3) or (4) of this Section 305 shall, except as otherwise provided by Section 312(f), bear the legend regarding transfer restrictions applicable set forth in Section 205.

                  (6) The Holder of the Global Note may grant proxies and
            otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  (7) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

Section 306. Mutilated, Destroyed, Lost and Stolen Notes.

      If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

      Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 307. Payment of Interest; Additional Interest; Interest Rights
      Preserved.

      Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

     The Trustee shall be entitled to rely upon the information contained in any notice (including dates and computations) delivered by the Company which purports to be given under Section 4(b) of the Registration Rights Agreement in determining the amount of Additional Interest payable under Section 4(a) thereof; provided however, that nothing herein shall relieve the Company of its obligations to make any payments due under the Registration Rights Agreement.

      Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted
            Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Notes in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

Section 308. Persons Deemed Owners.

      Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on, and Additional Interest, if any, with respect to, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

      All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

Section 310. Computation of Interest.

      Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Number.

      The Company in issuing the Notes may use one or more "CUSIP" numbers, and if so, the appropriate CUSIP number(s) shall be included in all notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made by the Trustee as to the correctness or accuracy of any CUSIP number(s) printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP number.

Section 312. Special Transfer Provisions.

                  (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to a QIB:

                  (i) the Registrar shall register the transfer of any Restricted Security to a QIB if such transfer is being made by a proposed transferor who has checked the box provided for on the applicable Note stating, or has otherwise advised the Company and the

            Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the applicable Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) if the proposed transferee is a Participant and the Notes to be transferred consist of physical Notes which after transfer are to be evidenced by an interest in the 144A Global Note, upon receipt by the Registrar of the physical Note and written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its book and records the date and an increase in the principal amount of the 144A Global Note in an amount equal to the principal amount of physical Notes to be transferred, and the Registrar shall cancel the physical Notes so transferred; and

                  (iii) if the proposed transferor is a Participant seeking to transfer an interest in the Regulation S Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount of Regulation S Global Note, as the case may be, in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of the 144A Global Note in an amount equal to the principal amount of the Notes to be transferred.

                  (b) Transfers of Interests in the Temporary Regulation S Global Note. The following provisions shall apply with respect to the registration of any proposed transfer of interests in the Temporary Regulation S Global Note:

                  (i) the Registrar shall register the transfer of an interest in the Temporary Regulation S Global Note, whether or not such Global Note bears the Private Placement Legend if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit C stating, among other things, that the proposed transferee is a Non-U.S. Person;

                  (ii) if the proposed transferee is a Participant, upon receipt by the Registrar of the documents referred to in clause (i) above, if required, and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and amount of such transfer of an interest in the Temporary Regulation S Global Note.

                  (c) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to any transfer of a Restricted Security to a Non-U.S. Person under Regulation S:

                  (i) the Registrar shall register any proposed transfer of a Restricted Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor and such certifications, legal opinions and other information as the Trustee or the Company may reasonably request; and

                  (ii) (a) if the proposed transferor is a Participant holding a beneficial interest in the Rule 144A Global Note or the Note to be transferred is a physical Notes, upon receipt by the Registrar of
            (x) the documents required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Note, as the case may be, in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note, as the case may be, to be transferred or cancel the Physical Notes to be transferred, and (b) if the proposed transferee is a Participant, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Regulation S Global Note in an amount equal to the principal amount of the Rule 144A Global Note or the physical Notes, as the case may be, to be transferred.

                  (d) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order and an Opinion of Counsel in form reasonably satisfactory to the Trustee, the Trustee shall authenticate one or more Global Notes and/or physical Notes not bearing the Private Placement Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes or physical Notes representing the Initial Notes and/or Additional Notes, as the case may be, tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer.

                  (e) Permanent Regulation S Global Note. Reasonably promptly following the date that is 40 days after the later of the commencement of the offering of the Notes in reliance on Regulation S and the date hereof, upon receipt by the Trustee and the Company of a duly executed certificate certifying that the Holder of the beneficial interest in the Temporary Regulation S Global
Note is a Non-U.S. Person, substantially in the form of Exhibit C from the Depositary, the Permanent Regulation S Global Note shall be duly executed by the Company and authenticated by the Trustee and the Registrar shall reflect on its books and records the cancellation of the Temporary Regulation S Global Note and the issuance of the Permanent Regulation S Global Note.

                  (f) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend unless otherwise required by applicable law, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) such transfer, exchange or replacement occurs after the applicable Resale Restriction Termination Date;
(ii) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Note has been offered and sold (including pursuant to the Exchange Offer) pursuant to an effective registration statement under the Securities Act.

                  (g) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it shall transfer such Note only as provided in this Indenture.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 305 or this Section
312. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  The Trustee shall have no responsibility for the actions or omissions of the Depositary, or the accuracy of the books and records of the Depositary.

                  (h) Cancellation and/or Adjustment of Global Note. At such time as all beneficial interests in a particular Global Note have been exchanged for physical Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 309 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Note or for physical Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                                   ARTICLE IV

                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1) either

                  (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
            1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Notes not theretofore delivered to the Trustee for cancellation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for that purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and any premium and Additional Interest, if any, and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, and any premium and Additional Interest, if any, and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    Remedies

Section 501. Events of Default.

      "Event of Default", wherever used herein with respect to Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest upon, or Additional Interest with respect to, the Notes when the same becomes due and payable, and continuance of such default for a period of 30 days; or

      (2) default in the payment of the principal of or any premium on the Notes at its Maturity; or

      (3) default in the performance, or breach, of any covenant or warranty of the Company or any Restricted Subsidiary in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (4) except as permitted by this Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Note Guarantee; or

      (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      (6) the commencement by the Company or any Restricted Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 502. Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501 (6) with respect to the Notes occurs, the principal amount of all the Notes shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

      At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue interest on, and Additional Interest, if any, with respect to, the Notes,

                  (B) the principal of (and premium, if any, on) the Notes which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in the Notes,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest and Additional Interest, if any, at the rate or rates prescribed therefor in the Notes, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

            and

      (2) all Events of Default with respect to the Notes, other than the non-payment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if:

      (1) default is made in the payment of any interest on, or Additional Interest, if any, with respect to, the Notes when such interest or Additional Interest becomes due and payable and such default continues for a period of 30 days, or

      (2) default is made in the payment of the principal of (or premium, if any, on) the Notes at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and any premium and interest and Additional Interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest and on any Additional Interest, at the rate or rates prescribed therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection (including any costs and expenses incurred in any bankruptcy proceeding), including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of the Notes.

      All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      First: To the payment of all amounts due the Trustee under Section 607;
and

      Second: To the payment of the amounts then due and unpaid on the Notes for principal, any premium, interest, and Additional Interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, any premium, interest, and Additional

Interest, if any, respectively.

Section 507. Limitation on Suits.

      No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have provided to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Payment.

      Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on, and Additional Interest, if any with respect to, such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

      (1) in the payment of the principal of or any premium or interest on or any Additional Interest with respect to, any Note, or

      (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or by the Trustee.

Section 515. Waiver of Usury, Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

Section 601. Certain Duties and Responsibilities.

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

      If a default occurs hereunder with respect to the Notes, the Trustee shall give the Holders of the Notes notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to the Notes, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

Section 603. Certain Rights of Trustee.

      Subject to the provisions of Section 601:

      (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

      (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

      (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

      (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604. Not Responsible for Recitals or Issuance of the Notes.

      The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 605. May Hold Notes.

      The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of the Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

Section 606. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607. Compensation and Reimbursement.

      The Company agrees

      (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      The provisions of this Section 607 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

Section 608. Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609. Corporate Trustee Required; Eligibility.

      There shall at all times be one (and only one) Trustee hereunder with respect to the Notes. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Notes shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

      No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

      The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

      If at any time:

      (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

      (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

      (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to the Notes, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes (it being understood that any such successor Trustee may be appointed with respect to all Notes and that at any time there shall be only one Trustee with respect to all Notes) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

      The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes each appointment of a successor Trustee with respect to the Notes to all Holders of Notes in the manner provided in Section
106. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph, as the case may be.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

      Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the bond administration portion of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 613. Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614. Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Notes. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      If an appointment with respect to the Notes is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Notes referred to in the within-mentioned Indenture.

                                 Wachovia Bank, National Association,
                                 As Trustee

                                 By
                                  As Authenticating Agent

                                 By
                                  Authorized Officer

                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

      (1) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Notes as of the preceding January 1 or July 1, as the case may be, and

      (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

Section 702. Preservation of Information; Communications to Holders.

      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

      The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.

      The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 1 in each calendar year, commencing in 2004.

      A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when any Notes are listed on any stock exchange.

Section 704. Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE VIII

                                   Successors

Section 801. Merger, Consolidation, or Sale of Assets.

      Neither the Company nor any Guarantor may, directly or indirectly: (i) consolidate with or merge into any other Person; or (ii) convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company and the Guarantors shall not permit any Person to consolidate with or merge into the Company or any Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Company or any of the Guarantors, unless:

      (1) in case the Company or any Guarantor (subject to Section 1205 hereof) shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or any Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or any Guarantor substantially as an entirety shall be a Corporation shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on, and Additional Interest, if any, with respect to, all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company or any Guarantor to be performed or observed by such consolidation or into which the Company or any Guarantor shall have been merged or by the Person which shall have acquired the Company's or any Guarantor's assets;

      (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Guarantor as a result of such transaction as having been incurred by the Company or such Guarantor at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

      (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or any Guarantor that is a Restricted Subsidiary would become subject to a Lien which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

      (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Substituted.

      Upon any consolidation of the Company or any Guarantor with, or merger of the Company or any Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or any Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or any Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or a Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE IX

                             Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

      (2) to add to the covenants of the Company for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Company; or

      (3) to add any additional Events of Default for the benefit of the Holders of the Notes; or

      (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of the Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of the Notes in uncertificated form; or

      (5) to secure the Notes or one or more Note Guarantees; or

      (6) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

      (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes pursuant to the requirements of
Section 611; or

      (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders of the Notes in any material respect; or

      (9) to allow any Subsidiary to Guarantee the Notes.

Section 902. Supplemental Indentures With Consent of Holders.

      With the consent of the Holders of more than 50% in principal amount of the Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or the date any Additional Interest shall be due and payable with respect to any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or the rate at which any Additional Interest are payable with respect thereto, or reduce the amount of the principal of, or change any Place of Payment where, or the coin or currency in which, any Note or any premium or interest thereon or any Additional Interest with respect thereto, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of any Additional Interest, the date the same are due and payable), or

      (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

      (3) modify any of the provisions of this Section, Section 513 or Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1011, or the deletion of this proviso, in accordance with the requirements of Section 611, or

      (4) release any Guarantor from any of its obligations under any Note Guarantee or this Indenture, except pursuant to the express terms of this Indenture.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Notes to Supplemental Indentures.

      Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                                    Covenants

Section 1001. Payment of Notes.

      The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay the principal of and any premium and interest (including post-petition interest in any proceeding under any Bankruptcy Law) on the Notes in accordance with the terms of the Notes and this Indenture. The Company shall pay all Additional Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

Section 1002. Maintenance of Office or Agency.

      The Company will maintain in the Borough of Manhattan, the City of New York, and in each Place of Payment an office or agency (which may be an office of the Trustee or an agent of the Trustee, Registrar or co-registrar) where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where the Notes and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Note Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of or any premium or interest on, or Additional Interest, if any, with respect to, any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest and Additional Interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any Notes, it will, prior to each due date of the principal of or any premium or interest on, or Additional Interest, if any, with respect to, any Notes, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(2) during the continuance of any default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on, or Additional Interest, if any, with respect to, any Note and remaining unclaimed for two years after such principal, premium or interest or Additional Interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Statement by Officers as to Default.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005. Existence.

      Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

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

Section 1006. Maintenance of Properties.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1007. Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, could reasonably be expected by law to become a lien upon the property of the Company or any Subsidiary, unless the obligation secured by such lien is otherwise permitted under Section 1008 hereof; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1008. Limitation on Liens.

      (1) Except as otherwise provided in Section 1008(2), the Company shall not, and shall not permit any Restricted Subsidiary to, issue, assume or guarantee any Debt secured by a Lien upon any Principal Property of the Company or of any Restricted Subsidiary or upon any shares of stock or Debt of any Restricted Subsidiary (whether such Principal Property, shares of stock or Debt are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the Notes (together with, if the Company shall so determine, any other indebtedness of or guaranty by the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Notes) shall be secured equally and ratably with (or, at the option of the Company, prior to) such Debt, so long as such Debt shall be so secured; provided, however, that nothing in this Section 1008 shall prevent, restrict or apply to (and there shall be excluded from secured Debt in any computation under this Section 1008) Debt secured by:

                  (A) Liens on property, shares of stock or indebtedness of any
            Corporation existing at the time such Corporation becomes a Restricted Subsidiary or arising thereafter (i) otherwise than in connection with the borrowing of money arranged thereafter and (ii) pursuant to contractual commitments entered into prior to and not in contemplation of such Corporation's becoming a Restricted Subsidiary;

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

                  (B) Liens on any property (including shares of stock or Debt)
            existing at the time of acquisition thereof (including acquisition through merger or consolidation) or securing the payment of all or any part of the purchase price or construction cost thereof or securing any Debt incurred prior to, at the time of or within 180 days after, the acquisition of such property, shares of stock or Debt or the completion of any such construction, whichever is later, for the purpose of financing all or any part of the purchase price or construction costs thereof (provided such Liens are limited to such property, improvements thereon and the land upon which such property and improvements are located and any other property not then constituting a Principal Property);

                  (C) Liens on any property to secure all or any part of the cost of development, operations, construction, alteration, repair or improvement of all of any part of such property, or to secure Debt incurred prior to, at the time of or within 180 days after, the completion of such development, operation, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all of any part of such cost (provided such Liens are limited to such property, improvements thereon and the land upon which such property and improvements are located and any other property not then constituting a Principal Property);

                  (D) Liens which secure Debt owing by a Restricted Subsidiary to the Company or to another Restricted Subsidiary or by the Company to a Restricted Subsidiary;

                  (E) Liens securing indebtedness of a Corporation which becomes a successor of the Company or any Subsidiary in accordance with the provisions of Article VIII;

                  (F) Liens on property of the Company or a Restricted
            Subsidiary in favor of the United States of America or any state thereof, or any department agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens, or in favor of any trustee or mortgagee for the benefit of holders of indebtedness of any such entity incurred for any such purpose;

                  (G) Liens existing at the date of this Indenture; and

                  (H) any extension, renewal or replacement (or successive
            extension, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing Clauses (A) to (G), inclusive, or of any Debt secured thereby; provided that such extension, renewal or replacement Lien shall be limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus any improvements on such property) and shall secure no larger amount of Debt than that existing at the time of such extension, renewal or replacement.

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

      (2) Notwithstanding the foregoing provisions of this Section 1008, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions if at the time it does so (the "Incurrence Time") the aggregate amount of such Debt plus all other Debt of the Company and its Restricted Subsidiaries secured by a Lien which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under Clauses (A) through (H) of Section 1008(1)), plus the aggregate Attributable Debt (determined as of the Incurrence Time) of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions permitted by Section 1009(1)) entered into after the date of this Indenture and in existence at the Incurrence Time (less the aggregate amount of proceeds of such Sale and Leaseback Transactions which shall have been applied in accordance with Section 1009(3)), does not exceed 15% of Consolidated Net Tangible Assets.

Section 1009. Limitations on Sale and Leaseback Transactions.

      The Company shall not itself, and shall not permit any Restricted Subsidiary to, enter into any arrangements after the date of this Indenture with any bank, insurance company or other lender or investor (other than the Company or another Restricted Subsidiary) providing for the leasing as lessee by the Company or by any such Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years (inclusive of renewals) by the end of which it is intended the use of such Principal Property by the lessee will be discontinued), which was or is owned by the Company or a Restricted Subsidiary and which has been or is to be sold or transferred by the Company or a Restricted Subsidiary more than 180 days after the completion of construction and commencement of full operation thereof by the Company or such Restricted Subsidiary, to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein called a "Sale and Leaseback Transaction") unless:

      (1) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to Clauses (A) through (G) of Section 1008(1), without equally and ratably securing the Notes, to issue, assume or guarantee indebtedness secured by a Lien on such Principal Property; or

      (2) the Attributable Debt of the Company and its Restricted Subsidiaries in respect of such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into after the date of this Indenture (other than such Sale and Leaseback Transactions as are permitted by Section 1009(1) or
(3)), plus the aggregate principal amount of Debt secured by Liens on Principal Properties then outstanding (excluding any such Debt secured by Liens covered in clauses (A) through (H) of Section 1008(1)) which do not equally and ratably secure the Notes, would not exceed 15% of Consolidated Net Tangible Assets; or

(3) the Company, within 180 days after the sale or transfer: (A) applies or causes a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or the fair market value of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction (in either case as determined by the Board of Directors) to the retirement of the Notes or other indebtedness of the Company (other than indebtedness subordinated to the Notes) or indebtedness of a Restricted Subsidiary, for money borrowed, having a stated maturity more than 12 months from the date of such application or which is extendible at the option of the obligor thereon to a date more than 12 months from the date of such application, provided that the amount to be so applied shall be reduced by (i) the principal amount of Notes delivered within 180 days after such sale or transfer to the Trustee for retirement and cancellation, and (ii) the principal amount of any such indebtedness of the Company or a Restricted Subsidiary other than Notes voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale or transfer; or (B) invest an equal amount, or the amount not so applied pursuant to Clause (A) of this Section 1009(2), in Additional Assets (including investments in Additional Assets by a Restricted Subsidiary). Notwithstanding the foregoing, no retirement referred to in this Section 1009(2) may be affected by payment at Maturity.

Notwithstanding the foregoing, where the Company or any Restricted Subsidiary is the lessee in any Sale and Leaseback Transaction, Attributable Debt shall not include any Debt resulting from the guarantee by the Company or any other Restricted Subsidiary of the lessee's obligation thereunder.

Section 1010. Additional Note Guarantees.

      If the Company or any of its Subsidiaries acquires or creates another Subsidiary after the date of the Indenture and that Subsidiary becomes a guarantor or obligor under the Credit Facility, then the newly acquired or created Subsidiary shall simultaneously become a Guarantor and execute a supplemental indenture and deliver an Opinion of Counsel to the Trustee.

Section 1011. Waiver of Certain Covenants.

      The Company may not in any particular instance comply with any term, provision or condition set forth in any covenant provided pursuant to Section 901(2) for the benefit of the Holders of the Notes if before the time for such compliance the Holders of at least 50% in principal amount of the Outstanding Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE XI

                               Redemption of Notes

Section 1101. Applicability of Article; Redemption Price.

      The Notes shall be redeemable before their Stated Maturity at the option of the Company at any time form time to time in accordance with their terms and in accordance with this Article.

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

The Redemption Price ("Redemption Price") for the Notes to be redeemed shall be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payment on the Notes to be redeemed, discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 20 basis points, as computed by an Independent Investment Banker.

Section 1102. Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Notes, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Notes to be redeemed and, if applicable, of the tenor of the Notes to be redeemed.

Section 1103. Selection by Trustee of Notes to Be Redeemed.

      If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Note, provided that the unredeemed portion of the principal amount of any Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note.

      The Trustee shall promptly notify the Company in writing of the Notes selected for redemption as aforesaid and, in case of any Notes selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

Section 1104. Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at its address appearing in the Note Register.

      All notices of redemption shall state:

      (1) the Redemption Date,

      (2) the method of computation of Redemption Price,

      (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed, and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note.

      (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and, that interest thereon will cease to accrue on and after said date,

      (5) the name and address of the Paying Agent and the place or places where each of the Notes is to be surrendered for payment of the Redemption Price,

      (6) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

      (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

      Notice of redemption of the Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. Any Company request to the Trustee to give such notice shall be in the form of an Officer Certificate setting forth the information to be stated in such notice as provided in the preceding Clauses (1)-(7) of this Section 1104.

Section 1105. Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, and any unpaid Additional Interest with respect to all the Notes which are to be redeemed on that date.

Section 1106. Notes Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

Section 1107. Notes Redeemed in Part.

      Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                   ARTICLE XII

                                 Note Guarantees

Section 1201. Note Guarantees.

      Subject to the provisions of Section 1204 hereof, each Guarantor hereby jointly and severally, fully, unconditionally and irrevocably guarantees the Notes and obligations of the Company hereunder and thereunder, and the obligations of each other Guarantor hereunder and thereunder, and guarantees to each Holder of a Note authenticated and delivered by the Trustee to the Trustee on behalf of such Holder, that: (a) the principal of (and premium and Additional Interest, if any) and the interest on the Notes will be paid in full when due, whether at Stated Maturity, by acceleration, call for redemption or otherwise (including, without limitation, the amount that would become due but for the operation of the automatic stay for the operation of the automatic stay under
Section 362(a) of the Federal Bankruptcy Code), together with interest on the overdue principal, if any, and interest on any overdue interest, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be paid in full or performed, all in accordance with the terms hereof and thereof, and (b) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Each of the Note Guarantees shall be a guarantee of payment and not of collection.

      Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

      Each Guarantor hereby waives the benefits of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or any other Person, protest, notice and all demands whatsoever and covenants that the Note Guarantee of such Guarantor will not be discharged as to any Note except by complete performance of the obligations contained in such Note and such Note Guarantee or as provided for in this Indenture. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal (or premium or Additional Interest, if any) or interest on such Note, whether at its Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Note, subject to the terms and conditions set forth in this Indenture, directly against each of the Guarantors to enforce such Guarantor's Note Guarantee without first proceeding against the Company or any other Guarantor. Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes, or to enforce or exercise any other right or remedy with respect to the Notes, such Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

      If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or any Guarantor, any amount paid by any of them to the Trustee or such Holder, the Note Guarantee of each of the Guarantors, to the extent theretofore at, as discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of the Note Guarantee of such Guarantor, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any acceleration of such obligations as provided in Article V hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of the Note Guarantee of such Guarantor.

Section 1202. Execution and Delivery of Note Guarantee.

      The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Note Guarantee set forth in this Indenture on behalf of each of the Guarantors.

Section 1203. Severability.

      In case any provision of any Note Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1204. Limitation of Guarantor's Liability.

      Each Guarantor and by its acceptance hereof each Holder confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law or the provisions of its local law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor under its Note Guarantee shall be limited to the maximum amount that will not, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Note Guarantee, result in the obligations of such Guarantor under its Note Guarantee constituting a fraudulent transfer or conveyance.

Section 1205. Releases.

      Any Guarantor will be released and relieved of any obligations under its Note Guarantee, (i) in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of the Company, if the sale or other disposition of all or substantially all of the assets of that Guarantor complies with the provisions of this Indenture, or (ii) in connection with any sale of all of the Capital Stock of a Guarantor to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of the Company, or (iii) upon dissolution or liquidation in accordance with the provisions of this Indenture, or (iv) at such time as the Lenders under the Credit Facility have unconditionally released such Guarantor from its obligations (whether as primary obligor or guarantor) under Section 9.19 of the existing Credit Facility (and, in the case of a release under this clause (iv), such released Guarantor shall be deemed not to be a Guarantor for purposes of
Section 801 if such release under the Credit Facility occurs prior to or concurrently with the sale of all or substantially all of such Guarantor's assets); provided, that in connection with such release, the Company shall provide the documents required by the next sentence to the Trustee within 15 days of such release, or (v) upon written request by the company to the Trustee, at such time as the Lenders under the Credit Facility have unconditionally released such Guarantor from its obligations (whether as primary obligor or guarantor) under the Credit Facility, other than pursuant to Section 9.19 of the existing credit facility. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition or other requirements set forth above was made by the Company or have occurred in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Note Guarantee (and, in the case of clause (iv), such release shall take effect at the time of such Guarantor's release under the Credit Facility).

      Any Guarantor not released from its obligations under its Note Guarantee shall, subject to the provisions of Section 1204 hereof, remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this Article XII.

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

Section 1206. Benefits Acknowledged.

      Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that its guarantee and waivers pursuant to its Guarantee are knowingly made in contemplation of such benefits.

Section 1207. Contribution.

      In order to provide for just and equitable contribution among the Guarantors, the Guarantor agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Guarantee, such Funding Guarantor shall be entitled, subject to Section 1204 hereof, to a contribution from all other Guarantors in a pro rata amount based on the Net Assets (defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's Obligations with respect to this Guarantee. The term "Net Assets" shall mean the amount by which the fair value of the properties and assets of the referenced Guarantor exceeds the total amount of liabilities, including contingent liabilities, but excluding liabilities under such Guarantor's Note Guarantee.

Section 1208. Waiver of Subrogation.

      Subject to the provisions of Section 1207 hereof, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or other Guarantors that arise from the existence, payment, performance or enforcement of such Guarantor's obligations, under this Guarantee and this Indenture, including, without limitation. any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company or other Guarantors, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or other Guarantors, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee to be credited and applied in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 1208 is knowingly made in contemplation of such benefits.

                                  ARTICLE XIII

                       Defeasance and Covenant Defeasance

Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

      The Company may elect, at its option at any time, to have Section 1302 or
Section 1303 applied to the Notes upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

Section 1302. Defeasance and Discharge.

      Upon the Company's exercise of its option to have this Section 1302 applied to the Notes, the Company and the Guarantors shall be deemed to have been discharged from their obligations with respect to such Notes and the Note Guarantees as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under the Notes and this Indenture insofar as the Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of the Notes to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on, and Additional Interest, if any, with respect to, the Notes when payments are due, (2) the Company's obligations with respect to the Notes under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to the Notes notwithstanding the prior exercise of its option to have
Section 1303 applied to the Notes.

Section 1303. Covenant Defeasance.

      Upon the Company's exercise of its option to have this Section 1303 applied to the Notes, (1) the Company shall be released from its obligations under Section 801(3), Sections 1006 through 1009, inclusive, and any covenants provided pursuant to Section 901(2) for the benefit of the Holders of the Notes and (2) the occurrence of any event specified in Section 501(3) (with respect to any of Section 801(3), Sections 1006 through 1009, inclusive, and any such covenants provided pursuant to Section 901(2)) shall be deemed not to be or result in an Event of Default, in each case with respect to the Notes as provided in this Section on and after the date the conditions set forth in
Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to the Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section (to the extent so specified in respect of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to the application of Section 1302 or Section 1303 to any Notes:

      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of the Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on and Additional Interest, if any, with respect to, the Notes on the Stated Maturity of the Notes, in accordance with the terms of this Indenture and the Notes. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

      (2) In the event of an election to have Section 1302 apply to the Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case
(A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

      (3) In the event of an election to have Section 1303 apply to the Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

      (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Notes if then listed on any securities exchange, will be delisted as a result of such deposit.

      (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day).

      (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Notes are in default within the meaning of such Act).

      (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering or delaying or defrauding creditors of the Company or others.

      (8) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

      (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

      (10) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of the Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Notes, of all sums due and to become due thereon in respect of principal and any premium and interest and Additional Interest, if any, but money so held in trust need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

      Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to the Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Notes.

Section 1306. Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Notes from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Notes in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on, or any Additional Interest with respect to, any such Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of the Notes to receive such payment from the money so held in trust.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      In Witness Whereof, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                 INTERNATIONAL SPEEDWAY CORPORATION

                                       By: /s/ Glenn R. Padgett
                                           ---------------------------
                                       Name:  Glenn R. Padgett
                                       Title: Vice President

(Signatures Continue Next Page)

                                 GUARANTORS

                                 88 CORP.
                                 AMERICROWN SERVICE CORPORATION
                                 ASC HOLDINGS, INC.
                                 ASC PROMOTIONS, INC.
                                 THE CALIFORNIA SPEEDWAY CORPORATION
                                 CHICAGO HOLDINGS, INC.
                                 DARLINGTON RACEWAY OF SOUTH CAROLINA, LLC
                                 DAYTONA INTERNATIONAL SPEEDWAY, LLC
                                 EVENT EQUIPMENT LEASING, INC.
                                 EVENT SUPPORT CORPORATION
                                 GREAT WESTERN SPORTS, INC.
                                 HBP, INC.
                                 HOMESTEAD-MIAMI SPEEDWAY, LLC
                                 INTERNATIONAL SPEEDWAY, INC.
                                 ISC PROPERTIES, INC.
                                 ISC PUBLICATIONS, INC
                                 ISC.COM, LLC
                                 KANSAS SPEEDWAY CORPORATION
                                 KANSAS SPEEDWAY DEVELOPMENT CORP.
                                 LEISURE RACING, INC.
                                 MIAMI SPEEDWAY CORP.
                                 MICHIGAN INTERNATIONAL SPEEDWAY, INC.
                                 MOTOR RACING NETWORK, INC.
                                 MOTORSPORTS ACCEPTANCE CORPORATION
                                 MOTORSPORTS INTERNATIONAL CORP.
                                 NEW YORK INTERNATIONAL SPEEDWAY CORP.
                                 NORTH AMERICAN TESTING COMPANY
                                 NORTH CAROLINA SPEEDWAY, INC.
                                 PENNSYLVANIA INTERNATIONAL RACEWAY, INC.
                                 PHOENIX SPEEDWAY CORP.
                                 RICHMOND INTERNATIONAL RACEWAY, INC.
                                 ROCKY MOUNTAIN SPEEDWAY CORPORATION
                                 SOUTHEASTERN HAY & NURSERY, INC.
                                 TALLADEGA SUPERSPEEDWAY, LLC
                                 WATKINS GLEN INTERNATIONAL, INC.

                                 Each by its duly authorized officer:

                                    By: /s/ Glenn R. Padgett
                                        ------------------------
                                       Glenn R. Padgett
                                       Secretary of the Guarantors listed above

                                 HBP, INC.

                                 By: /s/ Doris J. Krick
                                     ----------------------
                                 Name:Doris J. Krick
                                 Title: Vice President

                                 INTERNATIONAL SPEEDWAY, INC.
                                 By: /s/ Doris J. Krick
                                     ---------------------
                                 Name: Doris J. Krick
                                 Title: Vice President

                                 MOTORSPORTS ACCEPTANCE CORPORATION

                                 By: /s/ Janice C. George
                                     ----------------------
                                 Name: Janice C. George
                                 Title: Secretary

                                 WACHOVIA BANK, NATIONAL
                                 ASSOCIATION as Trustee

                                 By: /s/ Catherine Eddins
                                     -----------------------
                                 Name: Catherine Eddins
                                 Title:   Trust Officer

                                    EXHIBIT A

                                 ASSIGNMENT FORM

      If you, the Holder, want to assign this Note, fill in the form below and have your signature guaranteed:

      I or we assign and transfer this Note to:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

and irrevocably appoint, ____________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:________________                        Sign:_____________________
                                             (Sign exactly as your name appears
                                             on the other side of this Note)

Signature Guarantee:

      In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) April 23, 2006, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

[Check One]

(1)   [ ] to the Company or a subsidiary thereof;

(2)   [ ] pursuant to and in compliance with Rule 144A under the Securities Act;

(3) [ ] outside the United states to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act;

(4) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act;

(5) [ ] pursuant to an effective registration statement under the Securities Act; or

(6) [ ] pursuant to another available exemption from the registration requirements of the Securities Act.

      Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof, provided that if box (3), (4) or (6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

      If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 312 of the Indenture shall have been satisfied.

Date:_____________                   Signed:____________________________
                                     (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

      The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:_______________                         Signed:___________________________
                                             Executive Officer

                                    EXHIBIT B

                                 ASSIGNMENT FORM

      If you, the Holder, want to assign this Note. fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

and irrevocably appoint, ________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:______________                   Signed:_____________________________
                                      (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

                                    EXHIBIT C

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                TRANSFERS OF TEMPORARY REGULATION S GLOBAL NOTE

                                                                          [Date]

[Trustee]

            Re: International Speedway Corporation (the "COMPANY") 5.40% Senior Notes due 2014 (the "NOTES")

Dear Sirs:

            This letter relates to U.S. $ ______________ principal amount of Notes represented by a certificate (the "LEGENDED CERTIFICATE") which bears a legend outlining restrictions upon transfer of such Legended Certificate. Pursuant to Section 312(c) of the Indenture (the "INDENTURE") dated as of April 23, 2004 relating to the Notes, we hereby certify that we are (or we shall hold such securities on behalf of) a person outside the United States (or to an Initial Purchaser (as defined in the Indenture)) to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

            You, as Trustee, the Company, counsel for the Company and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this letter have the meanings set forth in Regulation S.

                                 Very truly yours,

                                 [Name of Holder]

                                 By:_____________________________________
                                            Authorized Signature

                                    EXHIBIT D

                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                          ___________________, _______

[ ]
Wachovia Bank, National Association
225 Water Street, 3rd Floor
Jacksonville, Florida 32202
Attention: Corporate Trust Department

      Re: International Speedway Corporation (the "Company")
          5.40 % Senior Notes
          due 2014   (the "Notes")

Ladies and Gentlemen:

      In connection with our proposed sale of $________________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

      1. the offer of the Notes was not made to a person in the United States;

      2. either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting-on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

      3. no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

      4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

      5. we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                 Very truly yours,

                                 (Name of Transferor]

                                 By:
                                     Authorized Signature